FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                       Date of Report: June 17, 1998
                     (Date of earliest event reported)



         LEVITZ FURNITURE INCORPORATED                              LEVITZ FURNITURE CORPORATION
(Exact name of registrant as specified in its charter)   (Exact name of registrant as specified in its charter)


   DELAWARE         1-12046          23-2351830               FLORIDA             33-1534          23-1657490
  (State or      (Commission File   (IRS Employer            (State or          (Commission      (IRS Employer
    other           Number)         Identification No.)        other             File Number)    Identification No.)
 jurisdiction of                                            jurisdiction
 incorporation                                            of incorporation)


                                      ----------------------------------------------

                                             6111 BROKEN SOUND PARKWAY, N.W.
                                             BOCA RATON, FLORIDA 33487-2799
                                                     (561) 994-6006
    (Address including zip code, and telephone number including area code of registrants' principal executive offices)



Item 5. Other Events.

            On June 17, 1998, Levitz Furniture Corporation, a Florida corporation ("Levitz"), issued a press release, a copy of which is attached as an Exhibit hereto and is incorporated by reference herein, announcing that in response to a major study of regional markets across the country, it has decided to close thirteen stores in five markets where it lacks market dominance and will seek to open in the next eighteen months fifteen stores in seven markets where its competitive position is already strong. Levitz will seek court approval in its reorganization case for these actions. Levitz is a wholly owned subsidiary of Levitz Furniture Incorporated, a Delaware corporation ("LFI").

Item 7.  Financial Statements and Exhibits.

(a)   Not Applicable
(b)   Not Applicable
(c)   Exhibits:

      99          Press release dated June 17, 1998.



                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEVITZ FURNITURE INCORPORATED


                                   By: /s/ Edward P. Zimmer
                                       -------------------------
                                           Edward P. Zimmer
                                           Vice President




Date:  June 18, 1998



                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEVITZ FURNITURE CORPORATION


                                   By: /s/ Edward P. Zimmer
                                      ---------------------
                                           Edward P. Zimmer
                                           Vice President



Date: June 18, 1998



                            INDEX TO EXHIBITS

      Exhibit
      Number                        Exhibit

      99          Press release dated June 17, 1998.